EXHIBIT 99.11

Equity One 2003-3
Term

To Maturity, Failing the trigger (starting month 40)      100% PPC (Voluntary)
                                                          --------------------
12 months lag                                             Fixed: 22 HEP
Servicer Advances On                                      Arm: 28 CPR
-------------------------
Triggers On
-------------------------

Class M-2 (A)
------------------------------------------------------------
Approximate Balance     35,583,000 Delay                 24
Coupon                  at pricing Dated           7/1/2003
Settle                   7/31/2003 First Payment  8/25/2003
------------------------------------------------------------

FORWARD LIBOR

------------------------------------------------------------------------
Speed (Voluntary)               100% PPC               100% PPC
Loss Severity                 50% To Call           50% To Maturity
Break CDR                      11.565 CDR             10.473 CDR
------------------------------------------------------------------------

Yield                             5.47                   5.49
WAL                               6.07                   9.80
Mod Durn                          5.04                   7.32
Mod Convexity                     0.31                   0.69
Principal Window             Aug09 to Aug09         Dec10 to Sep31
Prcp Writedown              3,904.03 (0.01%)          0.00 (0.00%)
Total Collat Loss        88,249,216.60 (13.64%) 93,319,091.37 (14.42%)


Class M-3 (BBB+)
-------------------------------------------------------------
Approximate Balance   19,409,000 Delay                 24
Coupon                at pricing Dated           7/1/2003
Settle                 7/31/2003 First Payment  8/25/2003
-------------------------------------------------------------

FORWARD LIBOR

---------------------------------------------------------------------
Speed (Voluntary)             100% PPC              100% PPC
Loss Severity               50% To Call          50% To Maturity
Break CDR                    8.784 CDR              8.081 CDR
---------------------------------------------------------------------

Yield                           6.42                  6.45
WAL                             6.49                  11.96
Mod Durn                        5.16                  8.04
Mod Convexity                   0.33                  0.86
Principal Window           Jan10 to Jan10        Jan13 to May33
Prcp Writedown              0.00 (0.00%)         4,503.42 (0.02%)
Total Collat Loss   71,503,298.08 (11.05%) 76,175,274.60 (11.77%)

Class AF-4 (AAA)
---------------------------------------------------------------------------
Approximate Balance        63,219,000 Delay                   24
Coupon                     at pricing Dated             7/1/2003
Settle                      7/31/2003 First Payment    8/25/2003
---------------------------------------------------------------------------

------------------------------------------------------------------------
Speed (Voluntary)               100% PPC               100% PPC
                              with triggers on starting month 40       pays sequential due to the triggers
                                  Call                 Maturity
------------------------------------------------------------------------

Yield                             4.93                   4.93
WAL                               5.34                   5.34
Mod Durn                          4.58                   4.58
Mod Convexity                     0.25                   0.25
Principal Window             Nov07 to Jan10         Nov07 to Jan10
Prcp Writedown                0.00 (0.00%)            0.00 (0.00%)
Total Collat Loss             0.00 (0.00%)            0.00 (0.00%)



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